UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 — Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 below is incorporated herein by reference.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of September 20, 2018, the Board of Directors (the “Board”) of ParkerVision, Inc. (the “Company”) passed a resolution to reduce the size of the Company’s Board from eight to five members.

In connection with the size reduction, the Board accepted the resignation of four directors, Mr. William Hightower (Class I director), Dr. Nam Suh (Class I director), Mr. Papken der Torossian (Class II director) and Mr. John Metcalf (Class III director). The resignation of the directors was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

The Board appointed Mr. Lewis H. Titterton as a Class I director to fill the vacancy resulting from the director resignations. The Board also appointed Mr. Titterton and Paul Rosenbaum to the Audit Committee.

On September 20, 2018, the Company issued a press release announcing the decrease in the size of the Company’s Board, the resignations of Messrs. Hightower, Suh, der Torossian and Metcalf, and the appointment of Mr. Titterton, a copy of which is filed herewith as Exhibit 99.1.

On September 24, 2018, the Board eliminated cash fees for Board and committee service from the Board compensation plan. Each independent Board member was awarded a grant of a nonqualified stock option for the purchase of up to 125,000 shares of the Company’s common stock, $0.01 par value, at an exercise price of $0.60 per share. The options were awarded under the Company’s 2011 Equity Performance Plan, vest in four equal quarterly increments, and expire on September 24, 2025.

On September 20, 2018, the Company entered into an indemnification agreement with Mr. Titterton. Pursuant to the indemnification agreement, the Company will indemnify, and advance expenses to, Mr. Titterton to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreement is qualified by reference to the full text of the agreement, a form of which is included at Exhibit 10.1 of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and is incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

99.1 Press release, dated September 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2018		PARKERVISION, INC.

	By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

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